                                                                    EXHIBIT 21.1


                       NRG SUBSIDIARY LIST APRIL 17, 2000


                                                                     PLACE OF
                         SUBSIDIARY NAME                          INCORPORATION
 1.  Arthur Kill Power LLC                                        Delaware
 2.  Astoria Gas Turbine Power LLC                                Delaware
 3.  Bioconversion Partners, L.P.                                 California
 4.  Brimsdown Power Limited                                      England and
                                                                  Wales
 5.  Cabrillo Power I LLC                                         Delaware
 6.  Cabrillo Power II LLC                                        Delaware
 7.  Cadillac Renewable Energy LLC                                Delaware
 8.  Camas Power Boiler Limited Partnership                       Oregon
 9.  Camas Power Boiler, Inc.                                     Oregon
10.  Carolina Energy, Limited Partnership                         Delaware
11.  Carquinez Strait Preservation Trust, Inc.                    California
12.  Cobee Energy Development LLC                                 Delaware
13.  Cobee Holdings Inc.                                          Delaware
14.  Cogeneration Corporation of America                          Delaware
15.  Collinsville Operations Pty Ltd                              Australia
16.  Collinsville Power Joint Venture (unincorporated)            Australia
17.  Compania Boliviana de Energia Electrica S.A.                 Canada (Nova
                                                                  Scotia
18.  Compania Electrica Central Bulo Bulo S.A.                    Bolivia
19.  Coniti Holding B.V.                                          Netherlands
20.  Connecticut Jet Power LLC                                    Delaware
21.  Croatia Power Group                                          Cayman Islands
22.  Crockett Cogeneration, A California Limited Partnership      California
23.  Curtis/Palmer Hydroelectric Company                          New York
24.  Cypress Energy Partners, Limited Partnership                 Delaware
25.  Devon Power LLC                                              Delaware
26.  Dunkirk Power LLC                                            Delaware
27.  ECK Generating, s.r.o.                                       Czech Republic
28.  El Segundo Power, LLC                                        Delaware
29.  Elk River Resource Recovery, Inc.                            Minnesota
30.  Energeticke Centrum Kladno, s.r.o.                           Czech Republic
31.  Energy Developments Limited                                  Australia
                                                                  (Queensland)
32.  Energy Investors Fund, L.P.                                  Delaware
33.  Energy National, Inc.                                        Utah
34.  Enfield Energy Centre Limited                                England and
                                                                  Wales

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

                                                                   PLACE OF
               SUBSIDIARY NAME                                   INCORPORATION
35.  Enfield Holdings B.V.                                       Netherlands
36.  Enfield Operations (UK) Limited                             England and
                                                                 Wales
37.  Enfield Operations, L.L.C.                                  Delaware
38.  ENI Chester, Limited Partnership                            Oregon
39.  ENI Crokett Limited Partnership                             Oregon
40.  ENI Curtis Falls, Limited Partnership                       Oregon
41.  Enifund, Inc.                                               Utah
42.  Enigen, Inc.                                                Utah
43.  ESOCO Crockett, Inc.                                        Oregon
44.  ESOCO Fayetteville, Inc.                                    Oregon
45.  ESOCO Molokai, Inc.                                         Utah
46.  ESOCO Orrington, Inc.                                       Utah
47.  ESOCO Soledad, Inc.                                         Utah
48.  ESOCO Wilson, Inc.                                          Oregon
49.  ESOCO, Inc.                                                 Utah
50.  Four Hills, LLC                                             Delaware
51.  Gladstone Power Station Joint Venture (unincorporated)      Australia
52.  Graystone Corporation                                       Minnesota
53.  Gunwale B.V.                                                Netherlands
54.  Huntley Power LLC                                           Delaware
55.  Interenergy Limited                                         Ireland
56.  Inversiones Bulo Bulo S.A.                                  Bolivia
57.  Jackson Valley Energy Partners, L.P.                        California
58.  Kanel Kangal Elektrik Limited Sirketi                       Turkey
59.  Kiksis B.V.                                                 Netherlands
60.  Killingholme Generation Limited                             United Kingdom
61.  Killingholme Holdings Limited                               United Kingdom
62.  Killingholme Power Limited                                  United Kingdom
63.  Kingston Cogeneration Limited Partnership                   Canada (Ontario)
64.  Kissimee Power Partners, Limited Partnership                Delaware
65.  Kladno Power (No. 1) B.V.                                   Netherlands
66.  Kladno Power (No. 2) B.V.                                   Netherlands
67.  Kraftwerk Schkopau Betriebsgesellschaft mbH                 Germany
68.  Kraftwerk Schkopau GbR                                      Germany
69.  KUSEL Kutahya Seyitomer Elektrik Limited Sirketi
70.  Lakefield Junction LLC                                      Delaware
71.  Lakefield Junction LP                                       Delaware
72.  Lambique Beheer B.V.                                        Netherlands
73.  Landfill Power LLC                                          Wyoming



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



                                                           PLACE OF
                        SUBSIDIARY NAME                  INCORPORATION
74.       Langage Energy Park Limited                    United Kingdom
75.       Le Paz Incorporated                            Minnesota
76.       LFG Partners, L.L.C.                           Delaware
77.       Long Beach Generation LLC                      Delaware
78.       Long Island Cogeneration, L.P.                 New York
79.       Louisiana Energy Services, L.P.                Delaware
80.       Louisiana Generating LLC                       Delaware
81.       Loy Yang Power Management Pty Ltd              Australia
                                                         (Victoria)
82.       Loy Yang Powers Partners                       Australia
83.       Loy Yang Power Projects Pty Ltd                Australia
                                                         (Victoria)
84.       Maine Energy Recovery Company                  Maine
85.       Matra Powerplant Holding B.V.                  Netherlands
86.       MIBRAG B.V.                                    Netherlands
87.       Mid-Continent Power Company, L.L.C.            Delaware
88.       Middletown Power LLC                           Delaware
89.       Minnesota Methane Holdings LLC                 Delaware
90.       Minnesota Methane II LLC                       Delaware
91.       Minnesota Methane LLC                          Wyoming
92.       Minnesota Waste Processing Company, L.L.C.     Delaware
93.       Mitteldeutsche Braunkohlengesellschaft mbH     Germany
94.       MM Albany Energy LLC                           Delaware
95.       MM Biogas Power LLC                            Delaware
96.       MM Burnsville Energy LLC                       Delaware
97.       MM Corona Energy LLC                           Delaware
98.       MM Cuyahoga Energy LLC                         Delaware
99.       MM El Sobrante Energy LLC                      Delaware
100.      MM Erie Power LLC                              Delaware
101.      MM Ft. Smith Energy LLC                        Delaware
102.      MM Hackensack Energy LLC                       Delaware
103.      MM Hartford Energy LLC                         Delaware
104.      MM Lopez Energy LLC                            Delaware
105.      MM Lowell Energy LLC                           Delaware
106.      MM Martinez Energy LLC                         Delaware
107.      MM Nashville Energy LLC                        Delaware
108.      MM Northern Tier Energy LLC                    Delaware
109.      MM Phoenix Energy LLC                          Delaware
110.      MM Prima Deshecha Energy LLC                   Delaware
111.      MM Prince William Energy LLC                   Delaware

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


                                                                    PLACE OF
                       SUBSIDIARY NAME                            INCORPORATION
112. MM Riverside LLC                                              Delaware
113. MM San Diego LLC                                              Delaware
114. MM SKB Energy LLC                                             Delaware
115. MM Spokane Energy LLC                                         Delaware
116. MM Tacoma LLC                                                 Delaware
117. MM Tajiguas Energy LLC                                        Delaware
118. MM Tauton Energy LLC                                          Delaware
119. MM Tonoka Farms Energy LLC                                    Delaware
120. MM Tri-Cities Energy LLC                                      Delaware
121. MM Tulare Energy LLC                                          Delaware
122. MM West Covina LLC                                            Delaware
123. MM Woodville Energy LLC                                       Delaware
124. MM Yolo Power LLC                                             Delaware
125. MMSB Transco Holdings LLC                                     Delaware
126. Montville Power LLC                                           Delaware
127. Mt. Poso Cogeneration Company, A California Limited           California
     Partnership
128. NEO Albany, L.L.C.                                            Delaware
129. NEO Burnsville, LLC                                           Delaware
130. NEO Corona LLC                                                Delaware
131. NEO Corporation                                               Minnesota
132. NEO Cuyahoga, LLC                                             Delaware
133. NEO Edgeboro, LLC                                             Delaware
134. NEO El Sobrante LLC                                           Delaware
135. NEO Erie LLC                                                  Delaware
136. NEO Findlay, LLC                                              Delaware
137. NEO Fitchburg LLC                                             Delaware
138. NEO Ft. Smith LLC                                             Delaware
139. NEO Hackensack, LLC                                           Delaware
140. NEO Hartford, LLC                                             Delaware
141. NEO Landfill Gas Holdings Inc.                                Delaware
142. NEO Landfill Gas Inc.                                         Delaware
143. NEO Lopez Canyon LLC                                          Delaware
144. NEO Lowell LLC                                                Delaware
145. NEO Martinez LLC                                              Delaware
146. NEO MESI LLC                                                  Delaware
147. NEO Nashville LLC                                             Delaware
148. NEO Northern Tier LLC                                         Delaware
149. NEO Phoenix LLC                                               Delaware
150. NEO Prima Deshecha LLC                                        Delaware

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
                                                                     PLACE OF
                          SUBSIDIARY NAME                         INCORPORATION

151.  NEO Prince William, LLC                                     Delaware
152.  NEO Riverside LLC                                           Delaware
153.  NEO San Bernardino LLC                                      Delaware
154.  NEO San Diego LLC                                           Delaware
155.  NEO SKB LLC                                                 Delaware
156.  NEO Spokane LLC                                             Delaware
157.  NEO Tacoma, L.L.C.                                          Delaware
158.  NEO Tajiguas LLC                                            Delaware
159.  NEO Taunton LLC                                             Delaware
160.  NEO Tomoka Farms LLC                                        Delaware
161.  NEO Tri-Cities LLC                                          Delaware
162.  NEO Tulare LLC                                              Delaware
163.  NEO West Covina LLC                                         Delaware
164.  NEO Woodville LLC                                           Delaware
165.  NEO Yolo LLC                                                Delaware
166.  North American Thermal Systems Limited Liability            Ohio
      Company
167.  Northbrook Acquisition Corp.                                Delaware
168.  Northbrook Carolina Hydro, L.L.C.                           Delaware
169.  Northbrook Energy, L.L.C.                                   Delaware
170.  Northeast Generation Holding LLC                            Delaware
171.  Norwalk Power LLC                                           Delaware
172.  NR(Gibraltar)                                               Gibralter
173.  NRG Affiliate Services Inc.                                 Delaware
174.  NRG Artesia Operations Inc.                                 Delaware
175.  NRG Arthur Kill Operations Inc.                             Delaware
176.  NRG Asia-Pacific, Ltd.                                      Delaware
177.  NRG Astoria Gas Turbine Operations Inc.                     Delaware
178.  NRG Cabrillo Power Operations Inc.                          Delaware
179.  NRG Cadillac Inc.                                           Delaware
180.  NRG Cadillac Operations Inc.                                Delaware
181.  NRG Caymans Company                                         Cayman Islands
182.  NRG Caymans-C                                               Cayman Islands
183.  NRG Caymans-P                                               Cayman Islands
184.  NRG Central U.S. LLC                                        Delaware
185.  NRG Collinsville Operating Services Pty Ltd                 Australia
186.  NRG Connecticut Affiliate Services Inc.                     Delaware
187.  NRG Connecticut Generating LLC                              Delaware
188.  NRG del Coronado Inc.                                       Delaware
189.  NRG Development Company Inc.                                Delaware

                                                                    PLACE OF
                       SUBSIDIARY NAME                            INCORPORATION
190. NRG Devon Operations Inc.                                      Delaware
191. NRG Dunkirk Operations Inc.                                    Delaware
192. NRG Eastern LLC                                                Delaware
193. NRG El Segundo Operations Inc.                                 Delaware
194. NRG Energeticky Provoz, s.r.o.                                 Czech Republic
195. NRG Energy Center Grand Forks LLC                              Delaware
196. NRG Energy Center Minneapolis LLC                              Delaware
197. NRG Energy Center Pittsburgh LLC                               Delaware
198. NRG Energy Center Rock Tenn LLC                                Delaware
199. NRG Energy Center San Diego LLC                                Delaware
200. NRG Energy Center San Francisco LLC                            Delaware
201. NRG Energy Center Washco LLC                                   Delaware
202. NRG Energy CZ, s.r.o.                                          Czech Republic
203. NRG Energy Development GmbH                                    Germany
204. NRG Energy Jackson Valley I, Inc.                              California
205. NRG Energy Jackson Valley II, Inc.                             California
206. NRG Energy Ltd.                                                England and
                                                                    Wales
207. NRG Energy PL Sp. z.o.o.                                       Warsaw, Poland
208. NRG Energy, Inc.                                               Delaware
209. NRG Gladstone Operating Services Pty Ltd                       Australia
210. NRG Gladstone Superannuation Pty Ltd                           Australia
211. NRG Huntley Operations Inc.                                    Delaware
212. NRG International Development Inc.                             Delaware
213. NRG International II Inc.                                      Delaware
214. NRG International Services Company                             Delaware
215. NRG International, Inc.                                        Delaware
216. NRG Lakefield Inc.                                             Delaware
217. NRG Lakefield Junction LLC                                     Delaware
218. NRG Latin America Inc.                                         Delaware
219. NRG Long Beach Operations Inc.                                 Delaware
220. NRG Louisiana LLC                                              Delaware
221. NRG Mextrans Inc.                                              Delaware
222. NRG Middletown Operations Inc.                                 Delaware
223. NRG Montville Operations Inc.                                  Delaware
224. NRG Morris Operations Inc.                                     Delaware
225. NRG New Roads Generating LLC                                   Delaware
226. NRG New Roads Holdings LLC                                     Delaware
227. NRG Northeast Affiliate Services Inc.                          Delaware
228. NRG Northeast Generating LLC                                   Delaware

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

                                                              PLACE OF
                     SUBSIDIARY NAME                        INCORPORATION
229.    NRG Norwalk Harbor Operations Inc.                  Delaware
230.    NRG Oklahoma Operations Inc.                        Delaware
231.    NRG Operating Services, Inc.                        Delaware
232.    NRG Oswego Harbor Power Operations Inc.             Delaware
233.    NRG PacGen Inc.                                     Delaware
234.    NRG Pittsburgh Thermal Inc.                         Delaware
235.    NRG Power Marketing Inc.                            Delaware
236.    NRG Rocky Road LLC                                  Delaware
237.    NRG San Diego Inc.                                  Delaware
238.    NRG San Francisco Thermal Inc.                      Delaware
239.    NRG Services Corporation                            Delaware
240.    NRG South Central Generating LLC                    Delaware
241.    NRG Sunnyside Operations GP Inc.                    Delaware
242.    NRG Sunnyside Operations LP Inc.                    Delaware
243.    NRG Thermal Corporation                             Delaware
244.    NRG Thermal Operating Services LLC                  Delaware
245.    NRG Victoria I Pty Ltd                              Australia
246.    NRG Victoria II Pty Ltd                             Australia
247.    NRG Victoria III Pty Ltd                            Australia
248.    NRG West Coast Inc.                                 Delaware
249.    NRG Western Affiliate Services Inc.                 Delaware
250.    NRGenerating Energy Trading Ltd.                    United Kingdom
251.    NRGenerating Holdings (No. 1) B.V.                  Netherlands
252.    NRGenerating Holdings (No. 11) B.V.                 Netherlands
253.    NRGenerating Holdings (No. 12) B.V.                 Netherlands
254.    NRGenerating Holdings (No. 13) B.V.                 Netherlands
255.    NRGenerating Holdings (No. 14) B.V.                 Netherlands
256.    NRGenerating Holdings (No. 15) B.V.                 Netherlands
257.    NRGenerating Holdings (No. 16) B.V.                 Netherlands
258.    NRGenerating Holdings (No. 17) B.V.                 Netherlands
259.    NRGenerating Holdings (No. 18) B.V.                 Netherlands
260.    NRGenerating Holdings (No. 19) B.V.                 Netherlands
261.    NRGenerating Holdings (No. 20) B.V.                 Netherlands
262.    NRGenerating Holdings (No. 21) B.V.                 Netherlands
263.    NRGenerating Holdings (No. 22) B.V.                 Netherlands
264.    NRGenerating Holdings (No. 23) B.V.                 Netherlands
265.    NRGenerating Holdings (No. 3) B.V.                  Netherlands
266.    NRGenerating Holdings (No. 4) B.V.                  Netherlands
267.    NRGenerating Holdings (No. 5) B.V.                  Netherlands
268.    NRGenerating Holdings (No. 6) B.V.                  Netherlands

                                                                   PLACE OF
                         SUBSIDIARY NAME                        INCORPORATION

269.  NRGenerating Holdings (No. 7) B.V.                        Netherlands
270.  NRGenerating Holdings (No. 8) B.V.                        Netherlands
271.  NRGenerating Holdings (No. 9) B.V.                        Netherlands
272.  NRGenerating Holdings GmbH                                Switzerland
273.  NRGenerating International B.V.                           Netherlands
274.  NRGenerating Rupali B.V.                                  Netherlands
275.  NRGenerating, Ltd.                                        United Kingdom
276.  O Brien Biogas (Mazzaro), Inc.                            Delaware
277.  O Brien Biogas IV LLC                                     Delaware
278.  O Brien California Cogen Limited                          California
279.  O Brien Cogeneration, Inc. II                             Delaware
280.  O Brien Standby Power Energy, Inc.                        Delaware
281.  Okeechobee Power I, Inc.                                  Delaware
282.  Okeechobee Power II, Inc.                                 Delaware
283.  Okeechobee Power III, Inc.                                Delaware
284.  ONSITE Energy, Inc.                                       Oregon
285.  ONSITE Funding Corporation                                Oregon
286.  ONSITE Limited Partnership No. 1                          Oregon
287.  ONSITE Marianas Corporation                               Commonwealth
                                                                of the Northern
                                                                Marianas Islands
288.  ONSITE Soledad, Inc.                                      Oregon
289.  ONSITE/US Power Limited Partnership No. 1                 New Jersey
290.  Orrington Waste, Ltd. Limited Partnership                 Oregon
291.  Oswego Harbor Power LLC                                   Delaware
292.  P.T. Dayalistrik Pratama                                  Indonesia
293.  Pacific Crockett Energy, Inc.                             Utah
294.  Pacific Crockett Holdings, Inc.                           Oregon
295.  Pacific Generation Company                                Oregon
296.  Pacific Generation Development Company                    Oregon
297.  Pacific Generation Holdings Company                       Oregon
298.  Pacific Generation Resources Company                      Oregon
299.  Pacific Kingston Energy, Inc.                             Canada (Ontario)
300.  Pacific Orrington Energy, Inc.                            Oregon
301.  Pacific Recycling Energy, Inc.                            Oregon
302.  Pacific-Mt. Poso Corporation                              Oregon
303   Penobscot Energy Recovery Company, Limited                Maine
      Partnership
304.  Pittsburgh Thermal, Limited Partnership                   Delaware
305.  Power Operations, Inc.                                    Delaware


                                                                   PLACE OF
                        SUBSIDIARY NAME                         INCORPORATION
306.  Project Finance Fund III, L.P.                            Delaware
307.  Pyro-Pacific Operating Company                            California
308.  Rocky Road LLC                                            Delaware
309.  RSD Power Partners, L.P.                                  Delaware
310.  Saale Energie GmbH                                        Germany
311.  Saale Energie Services GmbH                               Germany
312.  Sachsen Holding B.V.                                      Netherlands
313.  San Bernardino Landfill Gas Limited Partnership, a        California
      California limited partnership
314.  San Francisco Thermal, Limited Partnership                Delaware
315.  San Joaquin Valley Energy I, Inc.                         California
316.  San Joaquin Valley Energy IV, Inc.                        California
317.  San Joaquin Valley Energy Partners I, L.P.                California
318.  San Joaquin Valley Energy Partners IV, L.P.               California
319.  Scoria Incorporated                                       Minnesota
320.  Scudder Latin American Power I-C L.D.C.                   Cayman Islands,
                                                                British West
                                                                Indies
321.  Scudder Latin American Power II-C L.D.C.                  Cayman Islands,
                                                                British West
                                                                Indies
322.  Scudder Latin American Power II-Corporation A             Cayman Islands,
                                                                British West
                                                                Indies
323.  Scudder Latin American Power II-Corporation B             Cayman Islands,
                                                                British West
                                                                Indies
324.  Scudder Latin American Power II-P L.D.C.                  Cayman Islands,
                                                                British West
                                                                Indies
325.  Scudder Latin American Power I-P L.D.C.                   Cayman Islands,
                                                                British West
                                                                Indies
326.  Somerset Operations Inc.                                  Delaware
327.  Somerset Power LLC                                        Delaware
328.  South Central Generation Holding LLC                      Delaware
329.  Sterling (Gibraltar)                                      Gibraltar
330.  Sterling Luxembourg (No. 1) s.a.r.l.                      Luxembourg
331.  Sterling Luxembourg (No. 2) s.a.r.l.                      Luxembourg
332.  Sterling Luxembourg (No. 3) s.a.r.l.                      Luxembourg
333.  Sterling Luxembourg (No. 4) s.a.r.l.                      Luxembourg

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


                                                                    PLACE OF
                         SUBSIDIARY NAME                          INCORPORATION
334. STS Hydropower Ltd.                                          Michigan
335. STS Turbine & Development, L.L.C.                            Delaware
336. Suncook Energy LLC                                           Delaware
337. Sunnyside Cogeneration Associates                            Utah
338. Sunnyside Operations Associates L.P.                         Delaware
339. Sunshine State Power (No. 2) B.V.                            Netherlands
340. Sunshine State Power B.V.                                    Netherlands
341. Tacoma Energy Recovery Company                               Delaware
342. The PowerSmith Cogeneration Project, Limited                 Delaware
     Partnership
343. Tosli (Gibraltar) B.V.                                       Netherlands
344. Tosli Acquisition B.V.                                       Netherlands
345. Tosli Investments N.V.                                       Netherlands
346. Tosli Luxembourg (No. 1) s.a.r.l.                            Luxembourg
347. Tosli Luxembourg (No. 2) s.a.r.l.                            Luxembourg
348. Turners Falls Limited Partnership                            Massachusetts
349. Wainstones Power Limited                                     England and
                                                                  Wales
350. WCP (Generation) Holdings LLC                                Delaware
351. West Coast Power LLC                                         Delaware






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